SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              IVI PUBLISHING, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                              IVI PUBLISHING, INC.

                              --------------------

                            NOTICE OF ANNUAL MEETING
                           to be held on June 16, 1998

                              --------------------



TO THE SHAREHOLDERS OF IVI PUBLISHING, INC.:

         The Annual Meeting of the Shareholders of IVI Publishing, Inc., a Minnesota corporation (the "Company"), will be held on Tuesday, June 16, 1998, at 9:00 a.m. (Pacific Time), at the Company's headquarters, located at 808 Howell Street, Suite 400, Seattle, Washington 98101, for the following purposes:

         1.       To set the number of directors to be elected at eight (8).

         2. To elect a Board of Directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

         3.       To approve the 1997 Stock Option Plan.

         4. To consider and vote upon a plan of reorganization in the form of a merger in which the Company's state of incorporation will be changed from Minnesota to Washington and the Company's name will be changed to "OnHealth Network Company."

         5. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on May 15, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report on Form 10-K, as amended, for the year ended December 31, 1997 also accompanies this Notice.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                           By Order of the Board of Directors,


                                           Robert N. Goodman
                                           President and Chief Executive Officer
Seattle, Washington
Dated:  May        , 1998

                              IVI PUBLISHING, INC.
                            -------------------------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                           to be held on June 16, 1998
                            -------------------------

                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of IVI Publishing, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, June 16, 1998, at 9:00 a.m. (Pacific Time), at the Company's headquarters, located at 808 Howell Street, Suite 400, Seattle, Washington 98101, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.

         The cost of soliciting proxies, including the cost of preparing, assembling and mailing proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed therein. Proxies which are signed by shareholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote shall constitute a quorum for the transaction of business. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

         The mailing address of the offices of the Company is 808 Howell Street, Suite 400, Seattle, Washington 98101. The Company expects that the Notice of Annual Meeting, Proxy Statement, form of proxy, and Annual Report to Shareholders will first be mailed to shareholders on or about May ___, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are shareholders of record at the close of business on May 15, 1998. Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on May 15, 1998, there were [10,136,710] shares of common stock, par value $.01 per share ("Common Stock") issued and outstanding. The Company has issued no other voting securities. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned by (i) each director and nominee for election to the Board of Directors of the Company; (ii) each of the named executive officers in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) to the best of the Company's knowledge, all beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock as of May 15, 1998. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                         Common Shares
Name (and Address of 5%                  Beneficially           Percent of
Holder) or Identity of Group(1)            Owned(2)              Class(2)

Robert N. Goodman                                0                   --
Michael A. Brochu                           12,500 (3)                *
Timothy I. Maudlin                         762,620 (4)              7.5%
Alan D. Frazier                            251,135 (5)              2.5%
Ronald E. Eibensteiner                     327,062 (6)              3.2%
Ann Kirschner                                    0                   --
Ram Shriram                                      0                   --
Rick Thompson                                    0                   --
Timothy J. Walsh                            66,053 (7)                *
Joy A. Solomon                             182,500 (8)              1.8%
Perkins Group                            1,765,925 (9)             17.4%
 Medical Innovation Partners               707,922 (10)             6.9%
Wayne W. Mills                             529,500 (11)             5.2%
All Directors and Executive              1,283,517 (12)            12.2%
 Officers as a Group (9 persons)
---------------------------
  *      Less than 1% of the outstanding shares of Common Stock.

(1) The addresses of the more than 5% holders are: Perkins Group (Perkins Capital Management, Inc. and Perkins Opportunity Fund) - 730 East Lake Street, Wayzata, MN 55391; Medical Innovation Partners and Timothy I. Maudlin - 421 Opus Center, 9900 Bren Road East, Minneapolis, MN 55343; Alan D. Frazier - Two Union Square, 601 Union Street, Suite 2110, Seattle, WA 98101; Wayne W. Mills - 5500 Wayzata Boulevard, Suite 290, Minneapolis, MN 55416.

(2) Under the rules of the Securities and Exchange Commission, shares not actually outstanding are nevertheless deemed to be beneficially owned by a person if such person has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of a person's right to acquire them are also treated as outstanding when calculating the percent of class owned by such person and when determining the percentage owned by a group.

(3) Includes 12,500 shares which may be purchased by Mr. Brochu upon exercise of currently exercisable options.

(4) Includes 487,376 shares held by Medical Innovation Fund ("MIF"), 135,853 shares held by Medical Innovation Fund II ("MIF II") and 909 shares held by MICI Limited Partnership ("MLP"); 25,150 shares held by or for family members; 83,784 shares which may be purchased by MIF upon the exercise of a currently exercisable warrant; and 15,000 shares which may be purchased by Mr. Maudlin upon exercise of currently exercisable options. Mr. Maudlin is the (i) Managing General Partner of Medical Innovation Partners ("MIP"), which is the General Partner of MIF, (ii) Managing General Partner of Medical Innovation Partners II ("MIP II"), which is the General Partner of MIF II and (iii) General Partner of MLP and an officer and principal shareholder of Medical Innovation Capital, Inc., which is the Managing General Partner of MLP.

(5) Includes 160 shares held by Frazier & Company, Inc., 2,260 shares held by Frazier Management LLC, 224,349 shares which may be purchased by Frazier & Company, L.P. upon exercise of a currently exercisable warrant and 15,000 shares which may be purchased by Mr. Frazier upon exercise of currently exercisable options. Mr. Frazier is the sole stockholder of Frazier & Company, Inc., which is the managing member of Frazier Management, LLC and the managing member of Frazier & Company, L.P. Mr. Frazier may be deemed to share voting and investment power with respect to such shares. Mr. Frazier disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares arising from his interest in the entities referred to herein.

(6) Includes 135,853 shares held by MIF II, 33,750 shares which may be purchased by Mr. Eibensteiner upon exercise of currently exercisable options and 11,217 shares which may be purchased by Mr. Eibensteiner upon exercise of a currently exercisable warrant. Mr. Eibensteiner is a limited partner of MIP II, which is a General Partner of MIF II. Mr. Eibensteiner disclaims beneficial ownership of such shares.

(7) Includes 16,053 shares which may be purchased by Mr. Walsh upon exercise of currently exercisable options.

(8) Includes 182,500 shares which may be purchased by Ms. Solomon upon exercise of currently exercisable options.

(9) Of the shares, 1,181,550 shares are owned by clients of Perkins Capital Management, Inc. ("Perkins Capital") and 584,375 shares are owned by Perkins Opportunity Fund ("Perkins Fund"). Perkins Capital has the sole power to vote 1,061,675 shares, including 584,375 shares held by Perkins Fund, and no power to vote 703,620 shares. Perkins Capital has the sole investment power for all of the shares, including the 584,375 shares held by Perkins Fund. The Company has relied on information contained in a Schedule 13G Amendment filed with the Securities and Exchange Commission on February 11, 1998 by Perkins Capital and Perkins Fund as a group.

(10) Includes 487,376 shares held by MIF, 135,853 shares held by MIF II and 909 shares held by MLP and 83,784 shares which may be purchased by MIF upon exercise of a currently exercisable warrant. MIP is the General Partner of MIF, MIP II is the General Partner of MIF II and Timothy I. Maudlin is the General Partner of MLP.

(11)     The  Company  has relied on  information  contained  in a Schedule  13D
         Amendment dated September 10, 1997 filed with the Securities and Exchange Commission by Mr. Mills.

(12) Includes 103,520 shares which may be purchased upon exercise of currently exercisable options and 308,133 shares which may be purchased upon exercise of currently exercisable warrants.


                DETERMINATION OF NUMBER AND ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors to be elected for the ensuing year shall be determined by the shareholders. The Board of Directors recommends that the number of directors to be elected at the 1998 Annual Meeting be set at eight (8). Subject to approval by the shareholders of that recommendation, eight (8) directors will be elected at the Annual Meeting, each to serve until the next annual meeting of shareholders and until a successor has been elected and qualified.

         All of the nominees are members of the present Board of Directors. Pursuant to its authority to increase the number of directors between shareholder meetings, the Board elected Robert N. Goodman as a director on December 11, 1997 and elected Ann Kirschner, Ram Shriram and Rick Thompson as directors on February 23, 1998.

         If, prior to the Annual Meeting, it should become known to the Board of Directors that any one of the nominees will be unable or unwilling to serve as a director after the Annual Meeting, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Alternatively, the proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

         Under applicable Minnesota law, approval of the proposals to set the number of directors at six (6) and to elect the nominees to the Board of Directors requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         The following persons have been nominated by the Company's Board of Directors to be elected as directors at the Annual Meeting:


Name                     Age     Principal Occupation
----------------------   ----    -----------------------------------------------
Michael A. Brochu         44     President and Chief Executive Officer of Primus
Robert N. Goodman         45     President and Chief Executive Officer of the
                                   Company
Ronald E. Eibensteiner    47     President of Wyncrest Capital
Alan D. Frazier           46     Managing Partner of Frazier and Company
Timothy I. Maudlin        47     Managing Partner of Medical Innovation Partners
Ann Kirschner             47     Vice President of NFL Interactive for NFL
                                   Enterprises
Ram Shriram               41     Vice President of Netscape Communications
Rick Thompson             38     Vice President Hardware Group, Microsoft Corp.

MICHAEL A. BROCHU Mr. Brochu was appointed as a member of the Company's Board of Directors in April 1997 and has also served as Chairman of the Company since October 1997. Mr. Brochu has served as President and Chief Executive Officer of Primus since November 1997. From October 1995 to October 1997, he served as President and Chief Operating Officer of Sierra On-Line, Inc. and as its Chief Financial Officer and Executive Vice President from July 1994 to October 1995. From 1987 to July 1994, Mr. Brochu served in the positions of Senior Vice President, Chief Financial Officer and Chief Operating Officer of Burlington Environmental.

ROBERT N. GOODMAN Mr. Goodman has served as the Company's President and Chief Executive Officer and as a Director of the Company since December 1997. From April 1997 to November 1997, Mr. Goodman served as Director, Business Development of MSNBC Interactive News LLC, an internet content provider. From December 1995 to April 1997, Mr. Goodman provided consulting services to Microsoft Corp., a software company. Mr. Goodman served as Assistant General Counsel of The 300 Company from November 1993 to October 1995 and as General Counsel of Asymetrix Corporation from April 1993 to November 1993, both of which are software companies.

RONALD E. EIBENSTEINER Mr. Eibensteiner has been a Director of the Company since October 1997. He also served as Director of the Company from February 1991 to June 1997. Mr. Eibensteiner has served as President of Wyncrest Capital, Inc., a venture capital firm, since he founded it in January 1992. Mr. Eibensteiner is also independent consultant. Mr. Eibensteiner is a director of OneLink Communications, Inc., Reality Interactive, Inc. and Intranet Solutions, Inc.

ALAN D. FRAZIER Mr. Frazier has been a Director of the Company since January 1994. He has been managing partner of Frazier & Company LP, a venture capital firm, since 1991. In addition, Mr. Frazier is a Director of NeoPath, Inc., InControl, Inc. and Integrated Medical Resources, Inc.

TIMOTHY I. MAUDLIN Mr. Maudlin was appointed as a member of the Company's Board of Directors in August 1991. Mr. Maudlin also served as the Company's Acting President and Chief Executive Officer from October 1997 to November 1997 and as Chairman from August 1996 to October 1997. Mr. Maudlin has been Managing Partner of Medical Innovation Partners, a medical venture capital firm, since December 1988 and has also served as an officer of an affiliated management company. Mr. Maudlin also serves as a director of Curative Health Services, Inc.

ANN KIRSCHNER Ms. Kirschner was elected as a Director of the Company on February 23, 1998. She has served as Vice President of NFL Interactive for NFL Enterprises, Inc. since December 1994, prior to which, she served as President of Comma Communications for more than two years.

RAM SHRIRAM Mr. Shriram was elected as a Director of the Company on February 23, 1998. Mr. Shriram has served as Vice President of Netscape Communications Corp., an internet company, since November 1994. Mr. Shriram served as Director, Channel Sales of Network Computing Devices from October 1990 to November 1994.

RICK THOMPSON Mr. Thompson was elected as a Director of the Company on February 23, 1998. Mr. Thompson has served as Vice President of Microsoft Corporation's Hardware Division since October 1987.


                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         Based on the Company's review of copies of forms filed with the Securities and Exchange Commission or written representations from certain reporting persons that no Forms 5 were required for those persons, in compliance with Section 16(a) of the Securities Exchange Act of 1934, the Company believes that during fiscal year 1997, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements, except that a Form 3 for Nicholas Bluhm, a former director, was not timely filed.


                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held ten meetings during 1997 and took action by unanimous written consent four times during 1997. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member.

         The Board of Directors has designated two standing committees, the Audit Committee and the Compensation and Stock Option Committee. The Company does not have a nominating committee.

         The Audit Committee, consisting of Messrs. Eibensteiner and Maudlin, reviews the scope of the work and fees of the Company's independent auditors and meets with the Company's financial officers and independent auditors to review matters concerning the Company's financial statements and internal controls. The Audit Committee held two meetings during 1997.

         The Compensation and Stock Option Committee, consisting of Messrs. Eibensteiner, Frazier and Maudlin, reviews and determines the compensation, including base salary and bonus incentives for the executive officers, and administers and awards stock option grants under the Company's stock option plans. The Compensation and Stock Option Committee held one meeting during 1997.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each person who served as Chief Executive Officer during fiscal 1997 and the only other executive officer who earned more than $100,000 in salary and bonuses in 1997.

                                                                            Long Term Compensation
                                                                      ------------------------------------
                                                                               Awards            Payouts
                                                                      ------------------------- ----------
                                                                      Restricted                    LTIP       All Other
Name and Principal     Fiscal        Annual Compensation             Stock Awards                  Payouts    Compensation
Position                Year    Salary ($) Bonus ($) Other ($)          ($)            Options       ($)         ($)

Robert N. Goodman       1997     53,548       --        --                 --          450,000         --            --
  President and Chief
  Executive Officer

Timothy I. Maudlin      1997        0         --        --                 --           65,000         --            --
  Former President and
  Chief Executive
  Officer(1)

Joy A. Solomon          1997    180,000       --        --                 --           45,000         --            --
  Former President and  1996    171,000     21,000      --                 --          180,000         --            --
  Chief Executive       1995    171,000     45,000      --                 --           30,000         --          1,000
  Officer

Timothy J. Walsh        1997    113,300     11,330      --                 --           84,212         --            --
  Vice President of     1996     27,659     22,729      --                 --           30,000         --            --
  Sales(2)


--------------

(1) Mr. Maudlin, a director of the Company, served as an interim President and Chief Executive Officer of the Company from October 1997 to November 1997, for which he received a stock option to purchase 60,000 shares of the Company's Common Stock and no cash compensation.

(2)      Mr. Walsh joined the Company in October 1996.

Option Grants During 1997 Fiscal Year

         The following table provides information regarding stock options granted during fiscal 1997 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.



                                              Percent of                                  Potential Realizable Value at
                         Number of Shares    Total Options                                Assumed Annual Rates of Stock
                            Underlying        Granted to     Exercise or                  Price Appreciation for Option
                             Options           Employees      Base Price    Expiration                   Term(2)
Name                         Granted        in Fiscal Year   Per Share(1)      Date           5%              10%
Robert N. Goodman          450,000 (3)           37.3%          $2.50        12/10/07      $707,506       $1,792,960

Timothy I. Maudlin           5,000 (4)           0.4%           $3.22        02/28/07       $10,125          $25,659
                            60,000 (5)           5.0%           $2.31        10/08/07       $87,165          220,893

Joy A. Solomon              45,000 (6)           3.7%           $3.25        02/18/07       $91,976         $233,085


Timothy J. Walsh            30,000 (6)           2.5%           $3.25        02/18/07       $61,317         $155,390
                            50,000 (5)           4.1%           $2.31        10/08/07       $72,637         $184,077
                             4,212 (7)           0.3%           $2.69        10/13/07        $7,126          $18,058
------------------

(1) The exercise price is equal to the fair market value of the Common Stock on the date of each grant.

(2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods of up to five years.

(3) The option was granted on December 11, 1997 and will become exercisable to the extent of 37,500 shares on November 10, 1998, 3,125 shares on the tenth day of each month from December 10, 1998 through November 10, 2001 and, subject to acceleration if the Company's stock price reaches certain targets, 300,000 shares on November 10, 2002.

(4) The option was granted on March 1, 1997 and became exercisable to the extent of 1,250 shares on each of September 2, 1997 and March 1, 1998 and will become exercisable to the extent of 1,250 shares on each of March 1, 1999 and 2000.

(5) The option was granted on October 8, 1997 and will become exercisable in full on October 8, 2002, subject to acceleration if the Company's stock price reaches certain targets.

(6) The option was granted on February 19, 1997 and will become exercisable in full on February 19, 2002, subject to acceleration if the Company's stock price reaches certain targets.

(7) The option was granted on October 13, 1997 and became exercisable to the extent of 1,053 shares immediately and, subject to acceleration if the Company's stock price reaches certain targets, will become exercisable to the extent of 3,159 shares on October 13, 2004.

Option Exercises During 1997 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1997 and the number and value of all outstanding options at December 31, 1997. The Company has no outstanding stock appreciation rights.

                                                                                                  Value of
                                                                    Number of                    Unexercised
                                                                   Unexercised                  In-the-Money
                                                                    Options at                   Options at
                                  Shares                        December 31, 1997             December 31, 1997
                                 Acquired        Value             Exercisable/                 Exercisable/
Name                           on Exercise     Realized           Unexercisable               Unexercisable(1)

Robert N. Goodman                   --            --             0 exercisable                       $0
                                                              450,000 unexercisable                $28,350

Timothy I. Maudlin                  --            --            1,250 exercisable                    $0
                                                               63,750 unexercisable               $138,600

Joy A. Solomon                      --            --           135,000 exercisable                $137,500
                                                              175,000 unexercisable               $357,500

Timothy J. Walsh                    --            --            16,053 exercisable                   $0
                                                               98,159 unexercisable                $12,650


(1) Value is calculated on the basis of the difference between the option exercise price and $2.563, the closing sale price for the Company's Common Stock at December 31, 1997 as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares underlying the option.

Compensation of Directors

         Directors' Fees. The Company's directors receive no fees for attendance at meetings of the Board of Directors, but they are reimbursed for out-of-pocket expenses relating to attendance at the meetings; provided, however, Mr. Brochu is paid an annual fee of $30,000 for his services as Chairman of the Board, as well as out-of-pocket expenses.

         Stock Option Grants to Non-Employee Directors. The Director Option Plan has provided for the automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director") as follows: (i) 25,000 share option upon initial election and (ii) 5,000 share option on March 1 of each year thereafter. The per share option price is equal to 100% of the fair market value of the Common Stock on the date of grant. The options vest to the extent of one-fourth of the shares immediately and on each of the first three anniversary dates of the date of grant; provided, however, that the option may be exercised as to the vested shares during the term of the option beginning six months and one day after the date of grant. The options expire on the earlier of (i) 10 years after the date of grant (provided, however, that options granted to a Non-Employee Director who is a party to a partnership or other agreement requiring a reduction in compensation pursuant to such agreement based on the value of options granted under the Plan, shall have a five-year term) and (ii) one year after the Non-Employee Director ceases to be a director for any reason.

         On December 11, 1997, the Board adopted, subject to shareholder approval, the 1997 Stock Option Plan, which provides for similar automatic grants to Non-Employee Directors (see Grants to Non-Employee Directors in Proposal #3).

Employment Contracts and Termination of Employment Arrangements

         In August 1996, the Company entered into a two-year employment agreement with Joy Solomon, former President and Chief Executive Officer, pursuant to which Ms. Solomon received an annual base salary of $171,000. Pursuant to a Separation Agreement and Release of Claims ("Separation Agreement") entered into between the Company and Ms. Solomon, Ms. Solomon's employment with the Company terminated on December 31, 1997. Under the Separation Agreement, Ms. Solomon will receive her base salary as in effect on December 31, 1997 for the period January 1, 1998 through June 30, 1999. In addition, the Separation Agreement amended Ms. Solomon's stock options to provide that the options shall continue to vest according to their respective vesting schedules until June 30, 1999 and shall be exercisable to the extent vested until the respective original expiration dates. The Separation Agreement contains mutual releases and is subject to confidentiality provisions.

Report of the Compensation and Stock Option Committee on Executive Compensation

         IVI Publishing, Inc.'s employee compensation policy is to offer a package including a competitive salary, an incentive bonus based upon performance goals, and competitive benefits. The Company also encourages broad-based employee ownership of IVI Publishing stock through a stock option program.

         The Company's compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.

         The Company's Compensation and Stock Option Committee (the "Compensation Committee") is composed of the following three directors who are not employees of the Company: Ronald E. Eibensteiner, Alan D. Frazier and Timothy I. Maudlin. The Compensation Committee is authorized to review compensation arrangements for the executive officers of the Company and to administer the Company's 1991 Stock Option Plan (the "1991 Plan"), and the 1997 Stock Option Plan (the "1997 Plan") including the award of options granted under or outside either the 1991 Plan or the 1997 Plan. None of the members of the Compensation Committee has been eligible to receive options under the 1991 Plan; a separate Director Option Plan ("Director Plan") currently exists for Non-Employee Directors, but upon shareholder approval of the 1997 Plan, no further options will be granted. (See "Compensation of Directors" in this Proxy Statement.) The 1997 Plan does allow for options to Compensation Committee members as well as all other directors, and has a formula grant plan for directors. (See Proposal #3.)

         Officers of the Company are paid salaries in line with their responsibilities. These salaries are structured to be within the median range of salaries paid by competitors in the computer and other relevant industries. The salaries of the Company's executive officers are determined by the Compensation Committee after considering such competitive factors, together with recommendations from the President and Chief Executive Officer (for the executive officers other than himself) and other factors as deemed appropriate by the Compensation Committee.

         Officers also participate in the Management Bonus Plan. Each officer is eligible to receive a discretionary bonus of up to 15% of base salary based upon established performance goals.

         Stock option grants are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants.

         Chief Executive Officer Compensation

         Joy A. Solomon served as President and Chief Executive Officer until October 8, 1997. Ms. Solomon's compensation shown in the compensation tables under "Executive Compensation," including a 5% increase in salary from 1996, reflects her efforts to continue the Company's transition to electronic publishing of health and medical information for the consumer and professional medical markets.

         Mr. Maudlin was compensated only with the grant of 65,000 options for the time he served as interim Chief Executive Officer from October 1997 to November 1997.

         Mr. Goodman's compensation was based on what the Board thought was necessary to attract him to the position, as well as consistency with annual salary paid to Ms. Solomon.

Related Transactions

         Alan D. Frazier, a director of the Company, is a principal of Frazier & Company, L.P. In 1997, the Company paid Frazier & Company, L.P. a total of $7,230 for financial consulting services.

         On November 22, 1996, the Company issued convertible debentures in the principal amount of $3,500,250, which were convertible into the Company's Common Stock at a conversion price of $3.25 per share. On October 1, 1997, primarily to meet maintenance requirements for continued listing on the Nasdaq SmallCap Market and to improve its balance sheet as the Company sought various financing alternatives, the Company reduced the conversion price to $2.00 per share to provide an incentive for conversion. On October 28, 1997, all of the debentures were converted into 1,750,125 shares of the Company's Common Stock. Certain officers, directors and principal shareholders purchased debentures in the aggregate principal amount of $897,500, which debentures were converted into an aggregate of 448,750 shares of the Company's Common Stock on October 28, 1997, including (i) 50,000 shares acquired by Ronald E. Eibensteiner, a director of the Company, (ii) 100,000 shares acquired by Medical Innovation Fund, a more than 5% holder and of which Timothy I. Maudlin, a director of the Company, is an affiliate, (iii) 125,000 shares acquired by Frazier Healthcare Investments, L.P., of which Alan D. Frazier, a director of the Company, is an affiliate, (iv) 50,000 shares by Timothy J. Walsh, Vice President of Sales of the Company, (v) 10,000 shares acquired by Joy A. Solomon, Former President and Chief Executive
Officer of the Company, and (vi) 113,750 shares acquired by Wayne W. Mills, a more than 5% holder.



                      COMMON STOCK PRICE PERFORMANCE CHART

         The following graph compares the yearly percentage change in the cumulative total stockholder return for the Company, the Nasdaq U.S. Companies Index and the Nasdaq Computer and Data Processing Services Stock Index for the period from October 14, 1993 (the date on which the Company's Common Stock became a designated stock on Nasdaq) to December 31, 1997. The Nasdaq Computer and Data processing Services Stock Index is prepared by Nasdaq and includes all companies in the Standard Industry Code 737 (computer programming, data processing and other computer-related services) which are included in the Nasdaq U.S. Companies Index. A list of the companies included in the Nasdaq Computer and Data Processing Services Stock Index is available from the Company upon request. The graph assumes that $100 was invested on October 14, 1993.

                               [GRAPHIC OMITTED]


                                10/14/93       12/31/93      12/31/94        12/31/95       12/31/96        12/31/97
                                --------       --------      --------        --------       --------        --------
IVI Publishing, Inc.             $100.00        $151.95        $59.74          $68.18         $16.56          $13.31

Nasdaq Index (U.S.)              $100.00         $99.72        $97.48         $137.86        $169.57         $208.08

Nasdaq Comp & Data Proc.         $100.00         $98.80       $119.98         $182.72        $225.47         $276.98
Index



                  APPROVAL OF COMPANY'S 1997 STOCK OPTION PLAN
                                  (Proposal #3)

General

         On December 11, 1997, the Board of Directors adopted the 1997 Stock Option Plan (the "1997 Plan") subject to shareholder approval, and reserved 1,750,000 shares of Common Stock for issuance pursuant to the 1997 Plan. The Board has determined that no additional options shall be granted under the Company's 1991 Stock Option Plan (the "1991 Plan") or the Director Option Plan (the "Director Plan") upon shareholder approval of the 1997 Plan. There are currently outstanding options to purchase __________ and ______ shares under the 1991 Plan and the Director Plan, respectively, at exercise prices ranging from $____ to $____ per share.

Summary of 1997 Stock Option Plan

         A general description of the basic features of the 1997 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which may be obtained without charge upon written request to Michael Conway, the Company's Chief Financial Officer and Secretary.

         Purpose. The purpose of the 1997 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company and consultants and advisors to the Company, upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the 1997 Plan during a period of ten (10) years from the date the 1997 Plan was adopted by the Board of Directors (until December 11, 2007), and nonqualified stock options may be granted until the 1997 Plan is discontinued or terminated by the Board of Directors.

         Administration. With the exception of the stock options automatically issued to Non-Employee Directors as described below, the 1997 Plan is administered by the Board of Directors or the Compensation and Stock Option Committee of the Board of Directors, all of the members of which are "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934 (collectively referred to as the "Administrator"). The 1997 Plan gives broad powers to the Administrator to administer and interpret the 1997 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1997 Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of May 15, 1998, the Company had approximately 22 employees, of which three are officers, and seven directors who are not employees.

         Options. When an option is granted under the 1997 Plan, the Administrator, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option set by the Administrator may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1997 Plan. Unless otherwise determined by the Administrator, the exercise price of a nonqualified stock option will be 100% of the fair market value on the date of grant; provided, however, that the exercise price may not be less than 85% of the fair market value on the date of grant under any circumstances. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. Generally, an incentive stock option may not be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1997 Plan. Each option granted under the 1997 Plan is generally nontransferable during the lifetime of the optionee; however, the Administrator may, in its sole discretion, permit the transfer of a nonqualified stock option to immediate family members or to certain family trusts or family partnerships.

         Generally, under the form of option agreement which the Administrator is currently using for options granted under the 1997 Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death or disability, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death or disability, whichever is earlier. The Administrator may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1997 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Change of Control. In the event that (i) the Company is acquired through the sale of substantially all of its assets or through a merger or other transaction (a "Transaction"), (ii) after the effective date of the 1997 Plan a person or entity becomes the holder of 35% or more the Company's outstanding Common Stock, or (iii) individuals who constituted the Board on the effective date of the 1997 Plan ceased for any reason thereafter to constitute at least a majority of the Board of Directors (with exceptions for individuals who are nominated by the current Board of Directors), all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining terms of such outstanding options, whether or not the participants to whom the options have been granted remain employees of the Company or a subsidiary. The acceleration of the exercisability of outstanding options may be limited, however, if the acquiring party seeks to account for a Transaction on a "pooling of interests" basis which would be precluded if such options are accelerated. The Board may also take certain additional actions, such as terminating the 1997 Plan, providing cash or stock valued at the amount equal to the excess of the fair market value of the stock over the exercise price, or allowing exercise of the options for stock of the succeeding company.

         Automatic Grants to Non-Employee Directors. If Proposal #3 is approved by the shareholders, the 1997 Plan will provide for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who is elected for the first time as a director shall automatically be granted a nonqualified option to purchase 25,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of the Non-Employee Director's initial election, which option is exercisable, to the extent of 6,250 shares immediately and on each of the first three anniversaries of the date of grant. On March 1, each Non-Employee Director shall automatically be granted a nonqualified option to purchase 5,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of grant, which option shall be exercisable in full on the first anniversary date of the date of grant. All options granted pursuant to these provisions shall expire on the earlier of (i) one year after the optionee ceases to be a director and (ii) ten
(10) years after the date of grant.

         Amendment. The Board of Directors may from time to time suspend or discontinue the 1997 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The 1997 Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended in any manner that will: (i) materially increase the number of shares subject to the 1997 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the 1997 Plan, without the approval of the shareholders, if such approval is required to comply with Code Section 422 or the requirements of Section 16(b) of the Act.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1997 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         Federal Income Tax Consequences of the 1997 Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1997 Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the 1997 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan Benefits. Except for the automatic grants to Non-Employee Directors, future grants of stock options are subject to the discretion of the Administrator. Therefore, the future benefits under the 1997 Plan cannot be determined at this time. No options have been granted to date pursuant to the 1997 Plan.

         Vote Required. The Board of Directors recommends that the shareholders approve the 1997 Plan. Under applicable Minnesota law, approval of the 1997 Plan requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

                  REINCORPORATION OF THE COMPANY IN WASHINGTON
                                  (Proposal #4)

Introduction

         For the reasons set forth below, the Board of Directors has approved a plan of reorganization (the "Reincorporation") in the form of a merger (the "Merger") in which the Company's state of incorporation will be changed from Minnesota to Washington and the Company's name will be changed to "OnHealth Network Company."

         In preparation for the submission of this proposal to the shareholders, IVI Publishing, Inc., a Minnesota corporation ("IVI Minnesota"), has formed a wholly-owned Washington subsidiary named "OnHealth Network Company" ("OnHealth"). If the shareholders of IVI Minnesota approve the Reincorporation, IVI Minnesota will be merged into OnHealth. In the merger each issued and outstanding share of OnHealth Common Stock shall be retired and cancelled and each issued and outstanding share of IVI Minnesota Common Stock will be automatically converted into and become one share of OnHealth Common Stock. As a result, the existing shareholders of IVI Minnesota will become shareholders of OnHealth and IVI Minnesota will cease to exist. As used in this section, the term "the Company" refers to IVI Minnesota or OnHealth or both, as the context requires. A copy of the Agreement and Plan of Merger (the "Merger Agreement") is attached to this Proxy Statement as Exhibit A.

Governing Law

         The Company is presently governed by the Minnesota Business Corporation Act ("MBCA") and its current Articles of Incorporation and Bylaws. If the Reincorporation is approved, the Company will be governed by the Washington Business Corporation Act ("WBCA") and by new Articles of Incorporation and Bylaws, which will result in changes in the rights of shareholders as discussed below. Copies of the Articles of Incorporation and Bylaws of OnHealth may be obtained from the Secretary of the Company, Mr. Michael Conway, at the Company's principal executive offices.

Business After the Reincorporation

         OnHealth was incorporated on May 5, 1998 for the sole purpose of effecting the Merger, and has not engaged in any business to date and has no assets. Approval of the Reincorporation and the merger of IVI Minnesota into OnHealth will not result in any change in the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Company has, however, recently moved its principal executive offices to Seattle, Washington, and since November 1997 has hired a new President and Chief Executive Officer, Robert Goodman, a new Chief Financial Officer, Michael Conway, along with several other officers. The Company's employee benefit arrangements will be continued by OnHealth upon the same terms and subject to the same conditions. In management's judgment, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by adoption of the Reincorporation proposal. Shareholders should consider, however, that the WBCA and the MBCA differ in a number of significant respects, including differences pertaining to the rights of shareholders, and should carefully review the discussion of certain of these differences under Certain Significant Differences Between the Corporation Laws of Minnesota and Washington set forth below.

         The following summary of the Reincorporation does not purport to be a complete description of the Reincorporation proposal and is qualified in its entirety by reference to the Merger Agreement, attached hereto as Exhibit A, the Articles of Incorporation of OnHealth and the Bylaws of OnHealth, available upon request from the Secretary of the Company.

Board of Directors and Officers

         The Board of Directors of OnHealth will consist of the persons elected as directors of IVI Minnesota at the Annual Meeting. They will hold office after the Reincorporation until their successors are elected at the next Annual Meeting. See "Determination of Number and Election of Directors" (Proposals #1 and #2). The officers of OnHealth immediately following the Reincorporation will consist of the officers of IVI Minnesota immediately prior to the Reincorporation.

Capitalization of OnHealth; Stock Certificates

         IVI Minnesota stock certificates will be deemed to represent the same number of OnHealth shares as were represented by such IVI Minnesota certificates prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR IVI MINNESOTA STOCK CERTIFICATES FOR ONHEALTH STOCK CERTIFICATES, ALTHOUGH SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH. Following the Reincorporation, delivery of previously outstanding IVI Minnesota stock certificates will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of OnHealth. Following the Reincorporation, if approved, shares of OnHealth's Common Stock will be listed on the Nasdaq SmallCap Market(TM), as IVI Minnesota shares are presently listed, under the new symbol "ONHN". Upon completion of the Reincorporation, the authorized number of shares of stock of OnHealth will consist of 30,000,000 authorized shares $.01 par value, all deemed to be Common Stock unless otherwise designated by the Board of Directors, and 5,800 shares of nonvoting Series B Convertible Preferred Stock, par value $.01 per share.

Outstanding Stock Options and Warrants

         As part of the Reincorporation, OnHealth will assume and continue all of the obligations of IVI Minnesota under all of its outstanding stock options, warrants and employee stock purchase plan. If the Reincorporation is approved, options and warrants outstanding under IVI Minnesota's stock option and stock purchase plans, as well as outstanding options and warrants issued outside of any plan, will be exercisable for shares of OnHealth. All other employee benefit plans and arrangements are expected to be continued without change, subject to the Compensation Committee's comprehensive review thereof. See Report of Compensation and Stock Option Committee above.

Effective Time

         Subject to the terms and conditions of the Reincorporation, the Company intends to file, as soon as practicable after the adoption and approval of the Merger Agreement by the shareholders of the Company, appropriate articles of merger with the Secretary of State of Minnesota and the Secretary of State of Washington. The Reincorporation shall become effective at the time the last of such filings is completed (the "Effective Time"). It is presently contemplated that such filings will be made on June 17, 1998. However, the Merger Agreement provides that the merger may be abandoned by the Board of Directors of the Company prior to the Effective Time either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors of the Company, have a material adverse effect on the rights of such shareholders or in any manner violate applicable law.

Reasons for the Reincorporation

         The Company was originally incorporated as a Minnesota corporation in 1990. Minnesota was selected because the Company's principal executive offices were located in Minnesota, and the MBCA provided a comprehensive body of both statutory and case law appropriate for a public corporation.

         The Company has recently moved its principal executive offices to Washington and its directors and officers have been reviewing whether it is appropriate to (i) remain a Minnesota corporation, (ii) reincorporate as a Washington corporation, or (iii) reincorporate as a corporation of another state, such as Delaware. In the Company's opinion, Washington law addresses the Company's primary concerns in the areas of director liability and indemnification of directors and officers, in addition to providing much lower franchise fees than Delaware, and offering the convenience of being incorporated in the state in which the Company is located. Accordingly, the Board has determined that reincorporating in Washington is in the best interests of the Company.

Certain Significant Differences Between the Corporation Laws of Minnesota and Washington

         The rights and preferences of the holders of the Company's capital stock are presently governed by the MBCA. Upon the Reincorporation, these rights and preferences will be governed by the WBCA. Although Washington and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of the Company's shareholders if the Reincorporation is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the MBCA and the WBCA.

         Anti-Takeover Legislation. Both the MBCA and the WBCA contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the WBCA differ in a number of respects, and it is not practical to summarize all such differences here. However, the following is a summary of certain significant differences.

         Control Share Acquisition. The Minnesota control share acquisition statute, MBCA Section 302A.671 ("Section 671"), establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover of an "issuing public corporation" such as IVI. Washington has no comparable provision. Section 671 provides that any person (an "acquiring person") proposing to make a "control share acquisition" must disclose certain information to the target corporation and the target corporation's shareholders must thereafter approve the control share acquisition, or else certain of the shares acquired in the control share acquisition will not have voting rights and will be subject to redemption by the target corporation for a specified period of time at the market value of such shares. A "control share acquisition" is an acquisition of shares of an issuing public corporation which results in the acquiring person's voting power increasing from its preacquisition level to one of the following levels of voting power: (i) at least 20 percent but less than 33-1/3 percent; (ii) at least 33-1/3 percent but less than or equal to 50 percent; and (iii) over 50 percent. The definition of a "control share acquisition" specifically excludes acquisitions of shares from the corporation issuing such shares, and acquisitions pursuant to plans of merger or exchange which are approved by the shareholders of the corporation.

         The information that must be disclosed by the acquiring person includes, among other things, the terms of the proposed control share acquisition, the source of funds, any plans to liquidate the corporation and any plans to move the location of its principal executive offices or business activities. If an acquiring person meets certain requirements set forth in
Section 671, the target corporation must call a meeting of its shareholders for the purpose of considering the proposed control share acquisition if the acquiring person so requests in writing. The notice of the shareholders' meeting must be accompanied by the information statement and a statement of the position of the board of directors on the proposed control share acquisition. Unless the disclosure provisions and the shareholder approval provisions of Section 671 are met, shares acquired in a control share acquisition that exceed the initial threshold of any of the new ranges of voting power described above (i.e.,20%, 33-1/3% or 50%) are denied voting rights and are subject to redemption by the target corporation. Any such shares denied voting rights regain those voting rights only upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person. Such shares are subject to a call for redemption by the target corporation at a price equal to the market value of such shares. The call for redemption must be given by the target corporation within 30 days after the event giving rise to the option to call the shares for redemption and must be redeemed within 60 days after the call is given.

         Business Combinations. While there is no Washington statute comparable to Section 671, both Minnesota and Washington have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing or to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statutes argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken up. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

         The Minnesota statute, MBCA Section 302.673, provides that an issuing public corporation such as IVI Minnesota may not engage in certain business combinations with any person that acquires beneficial ownership of 10 percent or more of the voting stock of that corporation (i.e., an "interested shareholder") for a period of four years following the date that the person became an interested shareholder (the "share acquisition date") unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares.

         Only defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of five percent or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges or other financial assistance or tax advances or credits from the corporation.

         For purposes of selecting a committee, a director or person is "disinterested" under the Minnesota Statute if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation, or of a related corporation. The committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

         In contrast to the Minnesota provisions, Washington law (Chapter 19 of the WBCA) prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" (such as a merger or sale of assets) with an "acquiring person" who acquires 10% or more of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction is approved by a majority of the members of the target corporation's board of directors prior to the date of the acquisition. Target corporations include domestic corporations with a class of voting shares registered with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Foreign corporations required to have a certificate of authority to transact business in Washington are also subject to the statute if: (i) the corporation has a class of voting shares registered with the SEC pursuant to the Exchange Act; (ii) its principal executive office is located in Washington; (iii) it has (A) more than 10% of its shareholders of record resident in Washington, (B) more than 10% of its shares owned by Washington residents or (C) 1,000 or more shareholders of record in Washington; (iv) a majority of its employees, together with those of its subsidiaries, are residents of the state or the corporation, together with its subsidiaries, employs more than 1,000 residents in the state; and (v) a majority of the corporation's tangible assets, together with those of its subsidiaries, are located in Washington or the corporation and its subsidiaries has more than $50 million worth of tangible assets in Washington. A target corporation which meets the definition may not "opt out" of this statute.

         Only certain "significant business transactions" are prohibited under Washington law. A significant business transaction is defined broadly to include any of the following: (i) any merger or consolidation with the acquiring person;
(ii) any sale, transfer or other disposition of assets to the acquiring person if the assets have a market value equal to or greater than 5 percent of the aggregate market value of all of the corporation's assets; (iii) the termination of 5 percent or more of the employees of the target corporation employed in Washington; (iv) any issuance, transfer or redemption of shares, options, warrants or rights to acquire shares of the corporation to the acquiring person, except for transfers in a conversion or exchange or a pro rata distribution; (v) the liquidation or dissolution of a target corporation proposed by or pursuant to an agreement with the acquiring person; (vi) a reclassification of securities involving, proposed by or pursuant to an agreement with an acquiring person; or
(vii) or any receipt by the acquiring person of any loans, advances, guarantees, pledges and other financial benefits.

         The Company believes that the differences between the two statutes are not material as they apply to the Company, but a comparison of the MBCA and WBCA business combination statutes does reveal that Washington law is somewhat more restrictive with respect to a prospective takeover attempt than Minnesota. In both Minnesota and Washington, an interested shareholder or acquiring person is one who owns 10 percent of the outstanding shares, and in both states, a person is deemed to beneficially own shares which that person has the right to acquire pursuant to the exercise of stock options, warrants or other rights. An acquiring person must wait five years in Washington to engage in prohibited business combinations, while the waiting period is only four years in Minnesota. Washington also has a potentially broader definition of a business combination which encompasses a larger variety of transactions.

         Under both statutes, an otherwise prohibited business combination may be permitted only by advance board or board committee approval. In addition, the Washington statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all acquiring persons are released from the five year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Minnesota statute does not have a comparable provision.

         The  Minnesota  provisions  permit a  corporation  to  "opt-out" of the business combination statute by electing to do so in its articles or incorporation or bylaws. As described above, a Washington corporation that meets a certain test is automatically covered by the statute. Neither the Amended and Restated Articles of Incorporation (the "Articles") nor the Bylaws of IVI Minnesota contain such an "opt-out" provision.

         Other Anti-Takeover Provisions. The MBCA includes three other provisions relating to takeovers that are not included in the WBCA. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the board of directors in connection with the consideration of takeover proposals.

         The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as "golden parachutes") that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders.

         The MBCA also contains a provision which limits the ability of a corporation to repurchase shares at a price above market value (commonly referred to as "greenmail"). The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted.

         The MBCA authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

         Directors' Standard of Care and Personal Liability. Both the MBCA and WBCA provide that a director shall discharge the director's duties in good faith, in a manner the director reasonably believed to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would have exercised under similar circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation.

         Limitation or Elimination of Directors' Personal Liability. The MBCA provides that, if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective. IVI Minnesota's Articles contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

         The WBCA provides that the Articles of Incorporation may not eliminate or limit the liability of a director for: (i) acts or omissions involving intentional misconduct or a knowing violation of law; (ii) approval of certain distributions contrary to law; or (iii) any transaction from which the director personally receives a benefit in money, property, or services to which the director is not legally entitled. In both OnHealth's Articles of Incorporation and IVI Minnesota's Articles of Incorporation, these limits on director liability are deemed to be contract rights, which may not be adversely affected by a repeal or modification of the applicable law and which are to be automatically amended as authorized by changes in applicable law so that the liability of a director shall be eliminated or limited to the fullest extent not prohibited by applicable law. Neither the MBCA nor the WBCA limit a director's liability for violation of certain federal laws including the federal securities laws.

         Indemnification. The MBCA generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

         OnHealth's Articles of Incorporation provide that OnHealth shall indemnify its directors and officers for expenses and liabilities incurred by them as a result of their service as directors and officers, provided that no such indemnification shall be provided on account of: (i) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) approval of certain distributions contrary to law; or (iii) any transaction with respect to which the director or officer is finally adjudged to have received a benefit to which he or she was not legally entitled. This comprehensive language is intended to provide the broadest indemnification of directors and officers not prohibited by Washington law, and to authorize indemnification of directors and officers of amounts paid in settlement of actions brought on behalf of the Company, commonly known as derivative actions.

         The Board of Directors believes that the potential personal liability that can result from derivative actions arising out of an individual's service as a director or officer of a corporation is a major concern for individuals who are asked to serve in such positions. The Board of Directors has concluded that by providing indemnification to the Company's directors and officers for amounts paid in settlement of derivative actions, subject to the restrictions set forth in the WBCA, the Company will be able to effectively maintain its ability to recruit and retain individuals who possess the qualities and experience necessary to serve as directors and officers of the Company.

         The Company is not aware of any pending or threatened litigation to which the above-described limitation of directors' liability would apply.

         The Bylaws of IVI Minnesota provide for indemnification to the full extent provided by Minnesota law. The Bylaws of OnHealth also provide for indemnification to the full extent permitted by Washington law.

         Shareholder Voting. Under Minnesota law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. The WBCA provides, however, that unless specified to the contrary in the articles of incorporation, the affirmative vote of two-thirds of all votes entitled to be cast is required for approval in the case of a merger, consolidation, sale of all or substantially all of its assets not in the ordinary course of its business or dissolution, instead of a simple majority which is the MBCA requirement. The IVI Minnesota Articles and the new OnHealth Articles provide that only a majority of votes entitled to be cast is required for approval. So as to minimize differences in corporate governance before and after the Reincorporation, preemptive rights and cumulative voting are precluded in OnHealth's Articles of Incorporation since such rights do not presently apply to the Company under the MBCA.

         Appraisal Rights in Connection with Corporate Reorganizations and Other Actions. Under Minnesota law and Washington law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value as determined by agreement with the corporation or by a court in an action timely brought by the dissenters. Both laws generally afford dissenters' rights upon certain amendments to the articles that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets, and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.

         Cumulative Voting for Directors. Minnesota law provides that each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of intent to do so, unless the corporation's articles of incorporation provide otherwise. IVI Minnesota's Articles prohibit such accumulation of votes in elections of directors. Under Washington law, no such cumulative voting exists, unless the certificate of incorporation provides otherwise. OnHealth's Articles do not provide for cumulative voting in elections of directors.

         Conflicts of Interest. Under Minnesota law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the conflict, provided that the contract or transaction is fair and reasonable at the time it is authorized, it is ratified by the corporation's shareholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote.

         The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the affirmative vote of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, "qualified director" is one who does not have: (a) a conflicting interest respecting the transaction, or
(b) a familial, financial, professional, or employment relationship with a second director which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

         Classified Board of Directors. Both Minnesota and Washington permit a corporation's bylaws to provide for a classified board of directors. Washington permits a maximum of three classes; Minnesota law does not limit the number of classes. The Bylaws of IVI Minnesota and of OnHealth do not provide for a classified board of directors.

         Removal of Director. Under Minnesota and Washington law, in general, unless a corporation's articles provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders.

         Vacancies on Board of Directors. Under Minnesota law, unless the articles or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. IVI Minnesota's Bylaws are silent on this issue and thus the provisions described in this paragraph apply.

         Under Washington law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the articles of incorporation or bylaws. OnHealth's Bylaws reflect the Minnesota law provisions on this point.

         Annual Meetings of Shareholders. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Washington law provides that the corporation shall hold meetings at a time stated or fixed in the bylaws. The OnHealth bylaws provide that the meeting be held in May, June or July at a time and place as determined by the board.

         Special Meetings of Shareholders. Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10 percent or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination must be called by 25 percent of the voting power of all shares entitled to vote. Under Washington law, the board of directors or those persons authorized by the corporation's articles of incorporation or bylaws may call a special meeting of the corporation's shareholders, as well as shareholders holding 10 percent of the voting power can call special meetings. Under Washington law, the right of shareholders of a public company to call a special meeting may be limited by the Articles of Incorporation. OnHealth's Articles provide that meetings are to only be held upon notice given by the Board of Directors.

         Voluntary Dissolution. Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Washington law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding shares entitled to vote (or a lesser vote as stated in articles, but not less than a majority.)

         Involuntary Dissolution. Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. Washington law does not have a parallel provision.

         Inspection of Shareholder Lists. Under Minnesota and Washington law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register.

         Amendment of the Bylaws. Minnesota law provides that, unless reserved by the articles to the shareholders, the power to adopt, amend or repeal a corporation's bylaws is vested in the board, subject to the power of the shareholders to adopt, repeal or amend the bylaws. After adoption of initial bylaws, the board of a Minnesota corporation cannot adopt, amend or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications or terms of office, but may adopt or amend a bylaw to increase the number of directors. Washington law provides that either the board or shareholders may amend the bylaws.

         Amendment of the Articles. Under Minnesota law, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding three percent or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

         The WBCA authorizes a corporation's board of directors to make various changes to its articles of incorporation without shareholder approval including changes: of corporate name, of the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares, and to change or eliminate provisions with respect to par value of its shares. Other amendments to a corporation's articles of incorporation must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment. For the amendment to be adopted, it must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment.

         Proxies. Both Minnesota law and Washington law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under both Minnesota and Washington law it is valid for 11 months.

         Preemptive Rights. Under both Minnesota and Washington law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. The Articles of Incorporation of IVI Minnesota provide that no such preemptive right exists in IVI Minnesota's shareholders. OnHealth's Articles of Incorporation provide that shareholders have no preemptive rights.

         Dividends. Generally, both a Minnesota and a Washington corporation may pay a dividend if its board determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.

         Shareholders' Action Without a Meeting. Under both Minnesota and Washington law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota corporation's articles. OnHealth's Articles of Incorporation do not restrict such shareholder action without a meeting.

         Stock Repurchases. A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Washington law, a corporation may purchase or redeem shares of any class so long as the purchase does not impair the corporation's capital stock.

Rights of Dissenting Shareholders

         Section 302A.471 of the MBCA grants any shareholder of the Company of record on May 15, 1998 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time of the Merger. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to said dissenting shareholders.

         To be entitled to payment, the dissenting shareholder must file prior to the vote for the proposed Merger a written notice of intent to demand payment of the fair value of the shares and must not vote in favor of the proposed Merger; provided, that such demand shall be of no force and effect if the proposed Merger is not effected. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter's rights. The Company's liability to dissenting shareholder for the fair value of the shares shall also be the liability of OnHealth when and if the reincorporation is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS EXHIBIT B.

         Shareholders of the Company who do not demand payment for their shares as provided above and in Section 302A.473 of the MBCA shall be deemed to have assented to the Merger. A vote against the Merger, however, is not necessary to entitle dissenting shareholders to require the Company to purchase their shares.

         If and when the proposed Reincorporation is approved by shareholders of the Company and the Merger Agreement is not abandoned by the Board of Directors, the Company shall notify all shareholders who have dissented as provided above of:

         (1) the address to which demand for payment and certificates for shares must be sent to obtain payment and the date by which they must be received;

         (2) any restriction on transfer of uncertificated shares that will apply after the demand for payment is received;

         (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

         (4) a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

         To receive the fair value of the shares, a dissenting shareholder must demand payment and deposit share certificates within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is given by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of the first notice of intent to demand payment. After the effective date of the Reincorporation, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of such shareholder's shares, plus interest.

         If a dissenter believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the shareholder may give written notice to the Company of the dissenting shareholder's estimate of fair value, with interest, within 30 days after the Company mails such remittance and demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY.

         Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded or agreed to after discussion between the shareholder and the Company or to file in court a petition requesting that the court determine the fair value of the shares, with interest. All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to the proceeding. The court will then determine whether the shareholders in question have fully complied with the provisions of Section 302A.473 and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers that may have been appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not used by the Company or a shareholder. The costs and expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith.

         The fair value of the Company's shares means the fair value of the shares immediately before the effectiveness of the Merger. Under Section 302A.471, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company.

         Any shareholder making a demand for payment of fair value may withdraw the demand at any time prior to the determination of the fair value of the shares by filing written notice of such withdrawal with the Company.

         The foregoing summary of the applicable provisions of Sections 302A.471 and 302A.473 of the MBCA is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to such sections, the full texts of which are attached as Exhibit B to this Proxy Statement.

         Under the WBCA, a shareholder is entitled to dissent from and, upon perfection of his or her dissenters' rights, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation's articles of incorporation that materially and adversely affect such shareholder's rights.

Tax Consequences

         The Reincorporation provided for in the Merger Agreement is intended to be tax free under the Internal Revenue Code. Accordingly, no gain or loss will be recognized by the Company's shareholders for federal income tax purposes as a result of the consummation of the Reincorporation. Each shareholder will have a tax basis in the shares of capital stock of OnHealth deemed received equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of OnHealth deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by IVI Minnesota or OnHealth, and OnHealth will succeed, without adjustment, to the tax attributes of the Company.

         Shareholders should consult their own tax advisers as to the particular tax consequences to them of the Reincorporation under state, local or foreign tax laws.

Regulatory Requirements

         The Company does not have to comply with any federal or state regulatory requirements, other than the federal and applicable state securities laws, in connection with the Reincorporation.

Vote Required for Reincorporation

         Approval of the Reincorporation and the Merger Agreement will require the affirmative vote of a majority of the outstanding shares of Common Stock of IVI Minnesota. As a result, the Reincorporation will not be effected if less than 50 percent of the outstanding shares of Common Stock of IVI Minnesota (approximately _______________shares) are voted in favor of the Reincorporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE REINCORPORATION.

                          INDEPENDENT PUBLIC ACCOUNTANT

         Ernst & Young LLP has served as independent auditors for the Company since 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

                           1999 SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the annual meeting in 1999 must be submitted to the Company in appropriate written form on or before March ___, 1999 to be included in the Company's Proxy Statement and related Proxy for the 1999 meeting.


                                 OTHER BUSINESS

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.


                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1997 accompanies this Notice of Annual Meeting and Proxy Statement.


                                    FORM 10-K

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT
DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO SHAREHOLDER RELATIONS AT THE COMPANY'S PRINCIPAL ADDRESS.

                                           By Order of the Board of Directors


                                           Robert N. Goodman
                                           President and Chief Executive Officer
May ____, 1998

                              IVI PUBLISHING, INC.
                                 --------------

                                      PROXY
                   for Annual Meeting to be held June 16, 1998
                                 --------------

The undersigned hereby appoints Robert N. Goodman and Michael A. Brochu, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of voting stock of IVI Publishing, Inc. registered in the name of the undersigned at the 1998 Annual Meeting of Shareholders of the Company to be held at the Company's headquarters, located at 808 Howell Street, Suite 400, Seattle, Washington 98101 at 9:00 a.m., on Tuesday, June 16, 1998, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

      The Board of Directors recommends that you vote "FOR" each proposal.

1.       Set the number of directors at eight (8).

           [ ]  FOR          [ ]  AGAINST      [ ]  ABSTAIN

2.       Elect Directors.  Nominees:
             Robert N. Goodman    Michael A. Brochu         Timothy I. Maudlin
             Alan D. Frazier      Ronald E. Eibensteiner    Ann Kirschner
             Ram Shriram          Rick Thompson

           [ ]  FOR all nominees listed above  [ ] WITHHOLD AUTHORITY to vote
                (except those whose names have     for all nominees listed above
                been written on the line below)

                    ----------------------------------------

3. To approve the Company's 1997 Stock Option Plan.

           [ ]  FOR          [ ]  AGAINST      [ ]  ABSTAIN

4. To approve the reincorporation of the Company under Washington law and the Agreement and Plan of Merger pursuant to which IVI Publishing, Inc., a Minnesota corporation, will merge with and into OnHealth Network Company, a Washington corporation.

           [ ]  FOR          [ ]  AGAINST      [ ]  ABSTAIN

5. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date: __________________, 1998      _________________________________________

                                    _________________________________________
                                    PLEASE  DATE AND SIGN ABOVE  exactly as name
                                    appears  at  the  left,  indicating,   where
                                    proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                                                                      EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of the __ day of June, 1998, in accordance with Section 302A.651 of the Minnesota Business Corporation Act ("MBCA"), as amended, and RCW 23B.11.070, by and between OnHealth Network Company, a Washington corporation ("Surviving Corporation"), and IVI Publishing, Inc., a Minnesota corporation ("Merging
Corporation"). Surviving Corporation and Merging Corporation are sometimes collectively referred to hereinafter as the "Constituent Corporations."

                                    RECITALS

         A. The respective boards of directors of Merging Corporation and Surviving Corporation have determined it in the best interest of each respective Constituent Corporation to merge (the "Merger") Merging Corporation with and into Surviving Corporation.

         B. The board of directors of Merging Corporation recommended approval of the Merger by the Merging Corporation shareholders and presented such proposal to the shareholders at the 1998 annual meeting held on June 16, 1998, and the shareholders approved such Merger at the meeting.

         C. The Constituent Corporations now desire the Merger to be effected pursuant to the terms and conditions of this Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. General.

            1.1 The Merger. On the Effective Date (as herein defined) of the Merger, Merging Corporation shall be merged with and into Surviving Corporation and the separate existence of Merging Corporation shall cease and Surviving Corporation shall survive such Merger.

            1.2 Articles of Incorporation and Bylaws. The Articles of Incorporation of Surviving Corporation as in effect immediately prior to the Effective Date shall be the Articles of Incorporation of the Surviving Corporation. The By-laws of Surviving Corporation as in effect immediately prior to the Effective Date shall be the By-laws of the surviving corporation.

            1.3 Directors and Officers. The directors of Merging Corporation in office on the Effective Date shall become the directors of the surviving corporation, until their successors shall have been elected and qualified. The officers of Merging Corporation in office on the Effective Date shall become the officers of the surviving corporation, until their successors shall have been elected and qualified.

            1.4 Property and Liabilities of Constituent Corporations. On the Effective Date, the separate existence of Merging Corporation shall cease and Merging Corporation shall be merged into the Surviving Corporation. The Surviving Corporation, from and after the Effective Date, shall possess all the rights, privileges, powers and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of and debts due to either of the Constituent Corporations on whatever account as , well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all other interests shall be thereafter as effectively the property of the surviving corporation as they were of the several and respective Constituent Corporations and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations thenceforth shall attach to the surviving corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal or administrative pending by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or the surviving corporation may be substituted in such action or proceeding.

            1.5 Further Assurances. Merging Corporation agrees that, at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises and interests referred to in this Section 1 herein and otherwise to carry out the intent and purposes hereof.

            1.6 Shareholder Approval. In order for the Merger to be effective, a majority of the shareholders of the Merging Corporation entitled to vote thereon must approve the Merger ("Shareholder Approval") at the 1998 Annual Meeting, which Shareholder Approval was received on June 16, 1998.

            1.7 Effective Date. With receipt of Shareholder Approval as provided in Section 1.6 above, this Merger Agreement shall become effective at 4:59 p.m. Pacific time on the later of (a) the day on which an executed counterpart of an Articles of Merger is filed with the Secretary of State of the State of Minnesota in the manner required by the MBCA and (b) the day on which an executed counterpart of Articles of Merger containing this Merger Agreement are filed with the Secretary of State of Washington in the manner required by the Washington Business Corporation Act or (c) a later specified effective date as set forth in the Articles of Merger so filed with the Secretaries of State (the "Effective Date").

         2. Capital Stock of the Surviving Corporation.

            2.1 Merging Corporation Shares. Each share of the capital stock of Merging Corporation issued and outstanding immediately prior to the Effective Date, upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into one validly issued, fully paid and non-assessable share of capital stock of Surviving Corporation, with the identical rights and preferences as such shares had as shares of the Merging Corporation, as set forth in the Articles of Incorporation of the Surviving Corporation.

            2.2 Surviving Corporation Shares. On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Common Stock of Surviving Corporation outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

            2.3 Exchange of Stock Certificates. On and after the Effective Date, the shareholders of Merging Corporation may surrender to Surviving Corporation the certificate or certificates which represent shares of capital stock of Merging Corporation to an agent designated by Surviving Corporation, and shall thereupon be entitled to receive such number of shares of capital stock of Surviving Corporation in accordance with this Section 2.

            2.4 Stock Options and Exchange Rights. Pursuant to the provisions of the Washington Business Corporation Act, the Surviving Corporation shall assume and continue Merging Corporation's obligations under all of Merging Corporation's outstanding stock options, warrants and employee stock purchase plan and all obligations thereunder and stock options issued pursuant thereto, and reserve for issuance shares subject to purchase the number of shares of Common Stock as set forth in each plan.

         3. Miscellaneous.

            3.1 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one Merger Agreement.

IN WITNESS WHEREOF, the Constituent Corporations have executed this Merger Agreement as of the date and year first above written.


                              MERGING CORPORATION:

                              IVI PUBLISHING, INC.



                              By



                              SURVIVING CORPORATION:

                              ONHEALTH NETWORK COMPANY



                              By

                                                                      EXHIBIT B

                   302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

         Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

         (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

         (1) alters or abolishes a preferential right of the shares;

         (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

         (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

         (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

         (b) A sale, lease, transfer, or other disposition of all or Substantially all of the property and assets of the Corporation, but not including a transaction permitted without shareholder approval in section
302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

         (c) A plan on merger, whether under this chapter or under chapter 322B, to which the Corporation is a party, except as provided in subdivision 3;

         (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the Corporation is a party as the Corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

         (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

         Subd. 2.  Beneficial owners.

         (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the s shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

         (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the Corporation at the time of or before the assertion of the right a written consent of the shareholder.

         Subd. 3. Rights not to apply. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a s shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

         Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the Corporation.

              302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

         Subdivision 1.  Definitions.

         (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

         (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

         (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

         (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

         Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

         Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the Corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

         Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the Corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

         (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

         (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

         (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

         (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

         (b) In order to receive the fair value of the share, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

         Subd. 5.  Payment; return of shares.

         (a) After the corporate action takes effect, or after the Corporation receives a valid demand for payment, whichever is later, the Corporation shall remit to each dissenting shareholder who has complied with subdivision 3 and 4 the amount the Corporation estimates to be the fair value of the shares, plus interest, accompanied by:

         (1) The Corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements; and

         (2) An estimate by the Corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

         (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

         (b) The Corporation may withhold the remittance  described in paragraph
(a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivision 3 and 4, the Corporation shall forward to the dissenter t the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

         (c) If the Corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

         Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the Corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the Corporation.

         Subd. 7. Petition; determination. If the Corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the Corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the Corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the Corporation. The Corporation shall, after filing a petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as proved by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

         Subd. 8.  Costs; fees; expenses.

         (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

         (b) If the court finds that the Corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

         (c) The court may award, in its discretion, fees and expenses to any attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                                                      APPENDIX

                              IVI PUBLISHING, INC.

                             1997 STOCK OPTION PLAN


                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(a) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (b) The "Company" shall mean IVI Publishing, Inc., a Minnesota corporation.

         (c) "Fair Market Value" shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

         (f) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary, except as defined in and for Section 1(a).

         (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 17.

         (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (i) The "Plan" means the IVI Publishing, Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (ij A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

         (j) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary, except as defined in and for Section 1(a).



                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Section 10 and 17 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in this Plan) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors (including Non-Employee Directors), consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; and, provided further, that Non-Employee Directors will be granted options pursuant to Section 17 of this Plan without any further action by the Administrator. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted pursuant to Section 9 of this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. One Million Seven Hundred Fifty Thousand (1,750,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.

                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 12.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of

         (i) an acquisition of the Company by a corporation, partnership, trust or other entity not controlled by the Company through
                  (A) the sale of substantially all of the Company's assets and the consequent discontinuance of its business or (B) through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (collectively referred to as a "transaction"), or

         (ii) a change of control such that (A) any individual, partnership, trust or other entity becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors of the Company, or (B) individuals who constitute the Board of Directors of the Company on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors of the Company on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (B) considered as though such person were a member of the Board of Directors of the Company on the effective date of the Plan ((A) and (B) collectively with the transactions described in
                  (i) above referred to as "change of control transactions"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the change of control transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a change of control transaction, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such change of control transaction);

         (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such change of control transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such change of control transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such change of control transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such change of control transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 12 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 14.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).


                                   SECTION 15.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                                   SECTION 17.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Initial Grant. Each Non-Employee Director of the Company whose initial election or appointment to the Board of Directors occurs on or after the date this Plan is approved by the Company's shareholders shall, as of the date of such election, automatically be granted an option to purchase twenty-five thousand (25,000) shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on such date. Options granted pursuant to this subsection (a) shall be immediately exercisable to the extent of twenty-five percent (25%) shares subject to such option and to the extent of an additional twenty-five percent (25%) shares on each of the first three anniversary dates of the date of grant.

         (b) Annual Grant. On March 1 of each year following the date this Plan is approved by the Company's shareholders, each Non-Employee Director shall automatically be granted an option to purchase five thousand (5,000) shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of grant. Options granted pursuant to this subsection (b) shall become exercisable in full on the first anniversary date of the date of grant.

         (c) General. All options granted pursuant to this Section 17 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company except that the option shall expire on the earlier of (i) one year after the Optionee ceases to be a director for any reason and (ii) ten (10) years after the date of grant.